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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 25, 2000

                           COLORMAX TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-7301                   75-1329265
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


      14251 Chambers Road, Tustin, California                     91361
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number including area code: (714) 730-6800.



                                 Not applicable
          (Former name or former address, if changed since last report)




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     ITEM 5. OTHER MATTERS OF MATERIAL IMPORTANCE TO SHAREHOLDERS.

     On August 2, 2000, the Board of Directors of ColorMax Technologies, Inc. (the "Registrant") voted to repurchase up to 200,000 shares of its common stock to hold as unissued treasury stock.






                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      COLORMAX TECHNOLOGIES, INC.
                                      a Delaware corporation




Date: August 2, 2000                  By: /s/ RICHARD R. MILEWSKI
                                          -------------------------------------
                                      Name: Richard R. Milewski
                                            Title: Chief Financial Officer





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